Exhibit 10.2

Executed version

TENTH AMENDMENT TO LOAN AGREEMENT AND
FORBEARANCE AGREEMENT

THIS TENTH AMENDMENT TO LOAN AGREEMENT AND FORBEARANCE AGREEMENT (this “Tenth Amendment”), dated as of August 12, 2024, among IDC TECHNOLOGIES, INC., a California corporation (“IDC”), LYNEER INVESTMENTS, LLC, a Delaware limited liability company (“Lyneer Investments”), LYNEER HOLDINGS, INC., a Delaware corporation (“Lyneer Holdings”), LYNEER STAFFING SOLUTIONS, LLC, a Delaware limited liability company (“Lyneer Staffing”, and together with IDC, Lyneer Investments and Lyneer Holdings, each a “Borrower” and collectively, the “Borrowers”), the other Guarantors party hereto, the Lenders party hereto and SPP CREDIT ADVISORS LLC, as Agent (the “Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Loan Agreement or the Amended Loan Agreement referred to below, as applicable.

PRELIMINARY STATEMENTS

WHEREAS, the Borrowers, the Agent, the Lender and the other parties thereto have entered into that certain Loan Agreement, dated as of August 31, 2021 (and as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Loan Agreement”; and the Loan Agreement as amended by this Tenth Amendment, the “Amended Loan Agreement”);

WHEREAS, certain Events of Default have occurred and are continuing or are anticipated to occur pursuant to (i) Section 9.01(a) of the Loan Agreement as a result of Borrowers’ failure to pay interest due on October 1, 2023 and January 2, 2024 under Section 2.08(c) of the Loan Agreement, (ii) Section 9.01(b) of the Loan Agreement due to the Borrowers’ breach of Section 7.23(a) of the Loan Agreement by failing to deliver to consummate the “Initial Capital Raise” (as defined in the Loan Agreement) on or before May 15, 2024 and apply the proceeds thereof as specified therein, (iii) Section 9.01(b) of the Loan Agreement due to the Borrowers’ breach of Section 7.23(d) of the Loan Agreement by failing to have completed presentations by their respective management teams on or before May 22, 2024 to potential buyers under a sale and potential lenders in respect of a refinancing transaction resulting in Payment in Full of all Obligations, (iv) Section 9.01(b) of the Loan Agreement due to the Borrowers’ breach of Section 7.23(e) of the Loan Agreement by failing to deliver to the Agent an executed letter of intent related to the “Sale/Refinancing” (as defined in the Loan Agreement) on or before May 29, 2024, (v) Section 9.01(b) of the Loan Agreement due to the Borrowers’ breach of Section 8.12(a) of the Loan Agreement for each of the Measurement Periods beginning with the Measurement Period ending May 31, 2024, (vi) Section 9.01(b) of the Loan Agreement due to the Borrowers’ breach of Section 8.12(b) of the Loan Agreement for each of the Measurement Periods beginning with the Measurement Period ending May 31, 2024, (vii) Section 9.01(b) of the Loan Agreement due to the Borrowers’ breach of Section 8.12(c) of the Loan Agreement for each of the Measurement Periods beginning with the Measurement Period ending May 31, 2024, (viii) Section 9.01(b) of the Loan Agreement due to the Borrowers’ breach of Section 8.12(g) of the Loan Agreement for each of the calendar weeks beginning with the calendar week ended May 10, 2024, (ix) Section 9.01(b) of the Loan Agreement due to the Borrowers’ breach of Section 8.12(h) as of May 10, 2024, (x) Section 9.01(b) of the Loan Agreement as a result of Borrowers’ failure to comply with Section 7.03(a) of the Loan Agreement with respect to the defaults described in the foregoing clauses (i) – (ix) and (xi) any prospective Event of Default resulting from any future default to comply with the financial covenants set forth in Section 8.12 of the Loan Agreement from the Tenth Amendment Effective Date through the date of the Initial Capital Raise (collectively, and together with the “Specified Events of Default” idenfitied in the Ninth Amendment, the “Specified Events of Default”); and

WHEREAS, the parties hereto have agreed, subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 5 hereof and the terms and conditions set forth in the Amended Loan Agreement, to (i) forbear with respect to the Specified Events of Default, (ii) amend certain terms of the Loan Agreement as hereinafter provided and (iii) consent to the Initial Capital Raise;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that:

SECTION 1. FORBEARANCE IN RESPECT OF SPECIFIED EVENTS OF DEFAULT.

(a) Acknowledgment of Defaults. The Loan Parties hereby acknowledge and agree that the Specified Events of Default have occurred and are continuing, constitute Events of Default, and entitle the Agent and each Lender to exercise its rights and remedies under the Loan Documents, applicable law or otherwise, including, without limitation, by exercising the right to declare the Obligations to be immediately due and payable under the terms of the Loan Documents. The Loan Parties represent and warrant that as of the date hereof, no other Events of Default exist other than the Specified Events of Default.

(b) Forbearance. In reliance upon the representations, warranties and covenants of the Loan Parties contained in this Tenth Amendment, and subject to the terms and conditions of this Tenth Amendment and any documents or instruments executed in connection herewith, the Agent and Lenders agree to forbear from exercising their rights and remedies under the Loan Documents, applicable law or otherwise in respect of or arising out of the Specified Events of Default, for the period (the “Tenth Amendment Forbearance Period”) commencing on the date hereof and ending on the date which is the earlier of: (i) September 30, 2024 or (ii) the occurrence or existence of any Event of Default, other than the Specified Events of Default. Upon the termination of the Tenth Amendment Forbearance Period, the agreement of the Agent and Lenders to forbear shall automatically and without further action terminate and be of no force and effect, it being expressly agreed that the effect of such termination will be to permit the Agent and Lenders to exercise immediately all rights and remedies under the Loan Documents and applicable law, including, but not limited to, (i) ceasing to make any further Loans and (ii) accelerating all of the Obligations; in each case without any further notice to any Loan Party, passage of time or forbearance of any kind.

(c) No Other Waivers; Reservation of Rights. Neither the Agent nor any Lender has waived, is by this Tenth Amendment waiving, or has any intention of waiving, any Events of Default which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same or similar to the Specified Events of Default or otherwise), and neither the Agent nor any Lender has agreed to forbear with respect to any of its rights or remedies concerning any other Events of Default (other than, during the Tenth Amendment Forbearance Period, the Specified Events of Default to the extent expressly set forth herein), occurring at any time. Subject to Section 1(b) above (solely with respect to the Specified Events of Default), the Agent and each Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies under the Amended Loan Agreement and the other Loan Documents as a result of any other Events of Default occurring at any time. Neither the Agent nor any Lender has waived any of such rights or remedies, and nothing in this Tenth Amendment, and no delay on its part in exercising any such rights or remedies, should be construed as a waiver of any such rights or remedies. Other than as expressly set forth in Section 6 below, neither the Agent nor any Lender has consented to, or is by this Tenth Amendment consenting to, any Change of Control with respect to any Loan Party.

(d) Additional Events of Default. The parties hereto acknowledge, confirm and agree that any misrepresentation by any Loan Party, any failure of any Loan Party to comply with the covenants, conditions and agreements contained in this Tenth Amendment, or the occurrence of any Event of Default under the Amended Loan Agreement, any other Loan Documents or any other agreement, document or instrument at any time executed and/or delivered by Loan Party with, to or in favor of the Agent or any Lender shall constitute an Event of Default under this Tenth Amendment, the Amended Loan Agreement and the other Loan Documents.

SECTION 2. Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 5 hereof, as of the Tenth Amendment Effective Date, the Loan Agreement (excluding all Schedules and Exhibits, which shall remain in the form most recently delivered) is hereby amended by (i) deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), and (ii) adding the double underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the amended Loan Agreement attached hereto as Exhibit A.

SECTION 3. Reference to and Effect on the Loan Agreement. On and after the Tenth Amendment Effective Date, (i) each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Loan Agreement shall mean and be a reference to the Amended Loan Agreement and (ii) all references in the Loan Agreement and each of the other Loan Documents shall be deemed to be references to the Amended Loan Agreement. On and after the effectiveness of this Tenth Amendment, this Tenth Amendment shall for all purposes constitute a “Loan Document” under and as defined in the Loan Agreement and the other Loan Documents.

SECTION 4. Representations & Warranties. The Loan Parties hereby represent and warrant to the Lenders party hereto and the Agent that:

(a) after giving effect to this Tenth Amendment, the representations and warranties contained in the Amended Loan Agreement and in the other Loan Documents are true and correct on and as of the Tenth Amendment Effective Date, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and except that for purposes of this Section 4(a), the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Amended Loan Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Amended Loan Agreement; and

(b) after giving effect to this Tenth Amendment, no Event of Default shall have occurred and be continuing as of the Tenth Amendment Effective Date.

SECTION 5. Conditions Precedent. This Tenth Amendment shall become effective as of the first date (the “Tenth Amendment Effective Date”) when each of the conditions set forth in this Section 5 shall have been satisfied:

(a) the Agent shall have received counterparts of this Tenth Amendment executed by the Borrowers, each other Loan Party, the Agent and the Lenders;

(b) the Agent shall have received an executed copy of a consent and amendment to the ABL Credit Agreement, dated as of the Tenth Amendment Effective Date, in form and substance satisfactory to the Agent; and

(c) the Agent shall have received an updated Budget, in form and substance satisfactory to the Agent, which Budget is attached hereto as Exhibit B hereto (the “Tenth Amendment Budget”).

SECTION 6. Reaffirmation AND ACKNOWLEDGEMENT.

By executing and delivering a copy hereof:

(i) each Loan Party and Prateek Gattani, as an individual, hereby (A) agrees that all Obligations (including any Loans made on the Tenth Amendment Effective Date and all fees and other amounts due and payable under the Fee Letters (as defined in the Amended Loan Agreement)) shall be guaranteed pursuant to the Guarantee in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Instruments in accordance with the terms and provisions thereof;

(ii) each Loan Party and Prateek Gattani, as an individual, hereby (A) agrees that, after giving effect to this Tenth Amendment, the Guarantee and the Liens granted pursuant to the Security Instruments for the benefit of the Secured Parties continue to be in full force and effect and (B) affirms, acknowledges and confirms all of its obligations and liabilities under the Amended Loan Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Tenth Amendment;

(iii) each Loan Party acknowledges, confirms and agrees that, as of the Tenth Amendment Effective Date, the amount of the Obligations consisting of fees and other amounts due and payable by the Loan Parties under the Fee Letters, and guaranteed by Prateek Gattani, constitutes approximately $957,500; and

(iv) each Loan Party acknowledges, confirms and agrees that it is jointly and severally liable for, and each Loan Party and Prateek Gattani absolutely and unconditionally guarantees to the Agent and Lenders, all Obligations (including, without limitation, all Obligations of all of the Borrowers and the other Loan Parties, including without limitation, all Obligations under the Fee Letter) and all agreements under the Loan Documents as contemplated pursuant to Section 2.15 of the Amended Loan Agreement.

SECTION 7. Miscellaneous Provisions.

(a) Ratification. This Tenth Amendment is limited to the matters expressly specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Loan Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Loan Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.

(b) Governing Law; Submission to Jurisdiction, Etc. THIS TENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). SECTION 11.14 OF THE LOAN AGREEMENT IS INCORPORATED BY REFERENCE HEREIN AS IF SUCH SECTION APPEARED HEREIN, MUTATIS MUTANDIS.

(c) Counterparts; Headings. This Tenth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Agent. This Tenth Amendment may be executed by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature.

(d) General Release. In consideration of the Agent’s and Lenders’ willingness to enter into this Tenth Amendment, each Loan Party and Prateek Gattani (“Gattani”) hereby releases and forever discharges the Agent, the Lenders and the Agent’s, and the Lender’s respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Loan Party or which Gattani may have or claim to have against any of the Lender Group in any way related to or connected with the Loan Documents and the transactions contemplated thereby, but solely with respect to events or matters occurring on or prior to the Tenth Amendment Effective Date. Each of the Loan Parties and Gattani expressly acknowledges that although ordinarily a general release may not extend to claims or causes of action that any Loan Party and Gattani does not know or suspect to exist in its favor, which if known by it may have materially affected its agreement hereunder, they have carefully considered, and taken into account in determining to enter into the above releases, the possible existence of such unknown losses or claims or causes of Action. Without limiting the generality of the foregoing, each Loan Party and Gattani expressly waives and relinquishes any and all rights and benefits such party may have or conferred upon it under any federal, state, or local statute, rule, regulation, or principle of common law or equity that provides that a release does not extend to claims or causes of action that the claimant does not know or suspect to exist in its favor at the time of providing the release or that may in any way limit the effect or scope of the releases with respect to released claims or causes of action that such party did not know or suspect to exist in such party’s favor at the time of providing the release, which in each case if known by it may have materially affected its agreement hereunder, including, without limitation, California Civil Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

(e) Each of the Loan Parties and Gattani expressly acknowledges that the releases contained herein are effective regardless of whether those released matters or released claims or causes of action are presently known or unknown, suspected or unsuspected, or foreseen or unforeseen.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Tenth Amendment as of the date first above written.

BORROWERS:	IDC TECHNOLOGIES, INC., a California corporation

	By:	/s/ Prateek Gattani
	Name:	Prateek Gattani
	Title:	President and Chief Executive Office

LYNEER INVESTMENTS, LLC, a Delaware limited liability company

	By:	/s/ Christopher Broderick
	Name:	Christopher Broderick
	Title:	Chief Financial Officer

LYNEER HOLDINGS, INC., a Delaware corporation

	By:	/s/ Christopher Broderick
	Name:	Christopher Broderick
	Title:	Chief Financial Officer

LYNEER STAFFING SOLUTIONS, LLC, a Delaware limited liability company

	By:	/s/ Christopher Broderick
	Name:	Christopher Broderick
	Title:	Chief Financial Officer

Signature Page to
Tenth Amendment to Loan Agreement and Forbearance Agreement

AGREED AND ACKNOWLEDGED SOLELY WITH RESPECT TO SECTIONS 6 AND 7(d) HEREOF:

PRATEEK GATTANI, as an individual

By:	/s/ Prateek Gattani

Signature Page to
Tenth Amendment to Loan Agreement and Forbearance Agreement

SPP CREDIT ADVISORS LLC, as Agent

By:	SPP Principal Investors II LLC, its Manager

By:	/s/ C. Todd Kumble
Name:	C. Todd Kumble
Title:	Treasurer

Signature Page to
Tenth Amendment to Loan Agreement and Forbearance Agreement

SPP CREDIT FUND II LP, as a Lender

By:	SPP Credit Fund II GP LLC, its General Partner

SPP Principal Investors III LLC, as SPP Manager

	By:	/s/ C. Todd Kumble
	Name:	C. Todd Kumble
	Title:	Treasurer

	By:	/s/ Edward J. Zhu
	Name:	Edward J. Zhu
	Title:	ACAP/Confluence Manager

SPP CREDIT FUND II QP LP, as a Lender

By:	SPP Credit Fund II GP LLC, its General Partner

SPP Principal Investors III LLC, as SPP Manager

	By:	/s/ C. Todd Kumble
	Name:	C. Todd Kumble
	Title:	Treasurer

	By:	/s/ Edward J. Zhu
	Name:	Edward J. Zhu
	Title:	ACAP/Confluence Manager

Signature Page to
Tenth Amendment to Loan Agreement and Forbearance Agreement

HAYMARKET INSURANCE COMPANY, as a Lender

By:	/s/ Yuan Zhou
Name:	Yuan Zhou
Title:	Authorized signor

JAZZ REINSURANCE COMPANY, as a Lender

By:	/s/ Yuan Zhou
Name:	Yuan Zhou
Title:	Authorized signor

SENTINEL SECURITY LIFE INSURANCE COMPANY, as a Lender

By:	/s/ Yuan Zhou
Name:	Yuan Zhou
Title:	Authorized signor

SOUTHERN ATLANTIC REINSURANCE, INC., as a Lender

By:	/s/ Yuan Zhou
Name:	Yuan Zhou
Title:	Authorized signor

Signature Page to
Tenth Amendment to Loan Agreement and Forbearance Agreement